Exhibit 99.1

Cipher Mining Provides Second Quarter 2023 Business Update

Achieved All-Time High Self-Mining Hash Rate Capacity of 6.8 Exahash per Second (“EH/s”) and on Track to Achieve 7.2 EH/s in Q3 2023

GAAP Diluted Net Loss of $0.05 per Share (Non-GAAP Diluted Net Income of $0.04 per Share)

Welcomes Robert Flatley to the Company’s Board of Directors

NEW YORK—August 8, 2023—Cipher Mining Inc. (NASDAQ: CIFR) ("Cipher" or the "Company"), a leading developer and operator of bitcoin mining data centers, today announced results for its second quarter 2023, with an update on its operations and deployment strategy.

"As we finalize the buildout of our Odessa facility, we are pleased to announce that we have achieved a self-mining capacity of 6.8 EH/s across our portfolio,” said Tyler Page, CEO of Cipher. "We are on track to complete Odessa in Q3 and bring our total self-mining capacity to 7.2 EH/s. As we complete the first phase of our build-out, we are exploring a growing list of expansion opportunities. With a strong balance sheet and best-in-class unit economics, we are well-positioned to move on to our next stage of growth, weather challenging markets, and come out a clear winner on the other side of the halving.”

Cipher also welcomes Robert Flatley, founder and Chief Executive Officer of TS Imagine, to the Company’s board of directors. “We are thrilled that Rob has agreed to serve on our board of directors,” said Mr. Page. “He brings over 30 years of experience in regulated financial services institutions and as a founder of four successful fintech companies. His leadership and guidance on our board will be invaluable as we continue to develop our best-in-class operations, trading and treasury management platform.”

Robert Flatley brings over 30 years of career experience that includes roles as Chief Executive Officer, founder, Managing Director, and board member of regulated financial services institutions and financial technology companies. Since 2021, Mr. Flatley has served as a director, the Chief Executive Officer and founder of TS Imagine, which was formed following the merger of Trading Screen and Imagine Software. From 2018 to 2019, Mr. Flatley served as a director and as President, Chief Financial Officer and Chief Operating Officer at New York Digital Investment Group (NYDIG). From 2010 to 2018, he served as a director and Chief Executive Officer of CoreOne Technologies. Earlier in his career, Mr. Flatley was a Managing Director at both Deutsche Bank Securities, and at Banc of America Securities. He has hands-on experience in various capital markets roles, including trading, securities and prime finance, building SaaS business models, market structure, quantitative trading, software development, and software M&A. He founded successful companies as a technology entrepreneur using both software and data-as-a-service models, and he was a founding employee of two statistically driven trading businesses at bulge bracket financial institutions. He earned a B.B.A. in Accounting from the University of Iowa in 1985.

Finance and Operations Updates

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Across its four initial data centers, Cipher has deployed 6.8 EH/s to date, and remains on track to achieve 7.2 EH/s of self-mining capacity by end of Q3 2023
●
The Company produced a second quarter 2023 GAAP diluted net loss of $0.05 per share, and a non-GAAP diluted net income of $0.04 per share
●
Robert Flatley, founder and Chief Executive Officer of TS Imagine, joins the Company’s board of directors

Business Update Call and Webcast

The live webcast and a webcast replay of the conference call can be accessed from the investor relations section of Cipher’s website at https://investors.ciphermining.com. To access this conference call by telephone, register here to receive dial-in numbers and a unique PIN to join the call.

About Cipher

Cipher is an emerging technology company focused on the development and operation of bitcoin mining data centers. Cipher is dedicated to expanding and strengthening the Bitcoin network's critical infrastructure. Together with its diversely talented team and strategic partnerships, Cipher aims to be a market leader in bitcoin mining growth and innovation. To learn more about Cipher, please visit https://www.ciphermining.com/.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations regarding our future results of operations and financial position, business strategy, timing and likelihood of success, potential expansion of bitcoin mining data centers, expectations regarding the operations of mining centers, and management plans and objectives, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 14, 2023, and in Cipher's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Contact:

Josh Kane

Head of Investor Relations at Cipher Mining

josh.kane@ciphermining.com

Media Contact:

Ryan Dicovitsky / Kendal Till

Dukas Linden Public Relations

CipherMining@DLPR.com

CIPHER MINING INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except for share and per share amounts)

	June 30, 2023	December 31, 2022
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$1,741	$11,927
Accounts receivable	380	98
Receivables, related party	1,614	1,102
Prepaid expenses and other current assets	2,260	7,254
Bitcoin	10,536	6,283
Derivative asset	25,786	21,071
Total current assets	42,317	47,735
Property and equipment, net	267,790	191,784
Deposits on equipment	1,675	73,018
Investment in equity investees	33,098	37,478
Derivative asset	49,466	45,631
Operating lease right-of-use asset	4,635	5,087
Security deposits	17,742	17,730
Total assets	$416,723	$418,463
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$2,053	$14,286
Accounts payable, related party	1,554	3,083
Accrued expenses and other current liabilities	22,746	19,353
Finance lease liability, current portion	11,189	2,567
Operating lease liability, current portion	1,087	1,030
Warrant liability	66	7
Total current liabilities	38,695	40,326
Asset retirement obligation	17,538	16,682
Finance lease liability	10,836	12,229
Operating lease liability	3,936	4,494
Deferred tax liability	2,508	1,840
Total liabilities	73,513	75,571
Commitments and contingencies (Note 12)
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of June 30, 2023 and December 31, 2022	-	-
Common stock, $0.001 par value, 500,000,000 shares authorized, 254,795,626 and 251,095,305 shares issued as of June 30, 2023 and December 31, 2022, respectively, and 250,413,891 and 247,551,958 shares outstanding as of June 30, 2023 and December 31, 2022, respectively	254	251
Additional paid-in capital	473,471	453,854
Accumulated deficit	(130,511)	(111,209)
Treasury stock, at par, 4,381,735 and 3,543,347 shares at June 30, 2023 and December 31, 2022, respectively	(4)	(4)
Total stockholders’ equity	343,210	342,892
Total liabilities and stockholders’ equity	$416,723	$418,463

CIPHER MINING INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for share and per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue - bitcoin mining	$31,224	$-	$53,119	$-
Costs and operating expenses (income)
Cost of revenue	15,868	-	24,009	-
General and administrative	21,335	16,704	38,755	34,094
Depreciation	14,412	8	26,067	15
Change in fair value of derivative asset	(3,222)	-	(8,550)	-
Power sales	(5,651)	-	(5,749)	-
Equity in losses of equity investees	1,431	12,079	2,181	12,232
Realized gain on sale of bitcoin	(4,185)	-	(8,206)	-
Impairment of bitcoin	2,828	535	4,633	539
Other gains	-	-	(2,260)	-
Total costs and operating expenses	42,816	29,326	70,880	46,880
Operating loss	(11,592)	(29,326)	(17,761)	(46,880)
Other income (expense)
Interest income	25	44	101	51
Interest expense	(485)	-	(886)	-
Change in fair value of warrant liability	(22)	63	(59)	111
Other expense	(12)	-	(12)	-
Total other income (expense)	(494)	107	(856)	162
Loss before taxes	(12,086)	(29,219)	(18,617)	(46,718)
Current income tax expense	(31)	-	(48)	-
Deferred income tax expense	(584)	-	(637)	-
Total income tax expense	(615)	-	(685)	-
Net loss	$(12,701)	$(29,219)	$(19,302)	$(46,718)
Net loss per share - basic and diluted	$(0.05)	$(0.12)	$(0.08)	$(0.19)
Weighted average shares outstanding - basic and diluted	249,127,664	247,730,410	248,892,181	248,945,581

CIPHER MINING INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities
Net loss	$(19,302)	$(46,718)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	26,067	15
Amortization of operating right-of-use asset	452	347
Share-based compensation	17,988	19,578
Equity in losses of equity investees	2,181	12,232
Impairment of bitcoin	4,633	539
Non-cash lease expense	878	-
Deferred income taxes	637	-
Bitcoin received as payment for services	(52,836)	-
Change in fair value of derivative asset	(8,550)	-
Change in fair value of warrant liability	59	(111)
Realized gain on sale of bitcoin	(8,206)	-
Changes in assets and liabilities:
Proceeds from sale of bitcoin	52,474	-
Accounts receivable	(282)	-
Receivables, related party	(512)	(467)
Prepaid expenses and other current assets	4,994	4,134
Security deposits	(12)	(1,065)
Accounts payable	(184)	104
Accounts payable, related party	(1,529)	-
Accrued expenses and other current liabilities	6,323	1,209
Lease liabilities	(594)	271
Net cash provided by (used in) operating activities	24,679	(9,932)
Cash flows from investing activities
Deposits on equipment	(2,932)	(156,811)
Purchases of property and equipment	(28,541)	(13,069)
Capital distributions from equity investees	3,807	10,065
Investment in equity investees	(3,095)	-
Prepayments on financing lease	(3,676)	-
Net cash used in investing activities	(34,437)	(159,815)
Cash flows from financing activities
Proceeds from the issuance of common stock	2,821	-
Offering costs paid for the issuance of common stock	(76)	-
Repurchase of common shares to pay employee withholding taxes	(1,114)	(3,052)
Principal payments on financing lease	(2,059)	-
Net cash used in financing activities	(428)	(3,052)
Net decrease in cash and cash equivalents	(10,186)	(172,799)
Cash and cash equivalents, beginning of the period	11,927	209,841
Cash and cash equivalents, end of the period	$1,741	$37,042
Supplemental disclosure of noncash investing and financing activities
Reclassification of deposits on equipment to property and equipment	$72,130	-
Right-of-use asset obtained in exchange for finance lease liability	$14,212	-
Finance lease costs in accrued expenses	$2,034	-
Equity method investment acquired for non-cash consideration	$1,926	75,933
Sales tax accruals reversed due to exemption	$1,837	-
Bitcoin received from equity investees	$317	1,326
Property and equipment purchases in accounts payable, accounts payable, related party and accrued expenses	$-	5,459
Deposits on equipment in accounts payable and accounts payable, related party	$-	10,972
Common stock cancelled	$-	10,000
Right-of-use asset obtained in exchange for operating lease liability	$-	5,859
Investment in equity investees in accrued expenses	$-	4,345
Reclassification of deferred investment costs to investment in equity investees	$-	174

Non-GAAP Financial Measures

The following is a reconciliation of our non-GAAP loss from operations, which excludes the impact of (i) depreciation and amortization, (ii) the non-cash change in the fair value of our derivative asset (iii) share-based compensation expense and (iv) nonrecurring gains, to its most directly comparable GAAP measure for the periods indicated (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Reconciliation of non-GAAP income (loss) from operations:
Operating loss	$(11,592)	$(29,326)	$(17,761)	$(46,880)
Depreciation and amortization	14,642	8	26,519	15
Change in fair value of derivative asset	(3,222)	-	(8,550)	-
Share-based compensation expense	9,178	10,064	17,988	19,578
Other gains - nonrecurring	-	-	(2,255)	-
Non-GAAP income (loss) from operations	$9,006	$(19,254)	$15,941	$(27,287)

The following are reconciliations of our non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share, in each case excluding the impact of (i) depreciation and amortization (ii) the non-cash change in the fair value of our derivative asset, (iii) share-based compensation expense, (iv) nonrecurring gains, (v) the non-cash change in the fair value of our warrant liability and (vi) deferred income tax expense, to the most directly comparable GAAP measures for the periods indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Reconciliation of non-GAAP net income (loss):
Net loss	$(12,701)	$(29,219)	$(19,302)	$(46,718)
Non-cash adjustments to net loss:
Depreciation and amortization	14,642	8	26,519	15
Change in fair value of derivative asset	(3,222)	-	(8,550)	-
Share-based compensation expense	9,178	10,064	17,988	19,578
Other gains - nonrecurring	-	-	(2,255)	-
Change in fair value of warrant liability	(22)	63	(59)	111
Deferred income tax expense	(584)	-	(637)	-
Total non-cash adjustments to net loss	19,992	10,135	33,006	19,704
Non-GAAP net income (loss)	$7,291	$(19,084)	$13,704	$(27,014)

Reconciliation of non-GAAP basic and diluted net income (loss) per share:
Basic and diluted net loss per share	$(0.05)	$(0.12)	$(0.08)	$(0.19)
Depreciation and amortization (per share)	$0.06	-	0.11	-
Change in fair value of derivative asset (per share)	$(0.01)	-	(0.03)	-
Share-based compensation expense (per share)	$0.04	0.04	0.07	0.08
Other gains - nonrecurring (per share)	$-	-	(0.01)	-
Change in fair value of warrant liability (per share)	$-	-	-	-
Deferred income tax expense (per share)	$-	-	-	-
Non-GAAP basic and diluted net income (loss) per share	$0.04	$(0.08)	$0.06	$(0.11)

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